UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2009

AMERICAN BONANZA RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-130286
(Commission File Number)

20-2781289
(IRS Employer Identification No.)

94 Dowdeswell Street, P.O. Box N7521, Nassau, Bahamas
(Address of principal executive offices and Zip Code)

(866) 640-8818
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On March 5, 2009, our board of directors approved a 5.25 for one (1) forward stock split of our issued and outstanding shares of common stock. Once effective, our authorized capital will change to 150,000,000 shares of common stock with a par value of $0.001 and our issued and outstanding shares will increase from 3,000,000 shares of common stock to 15,750,000 shares of common stock.. In addition, the directors approved the creation of 10,000,000 shares of preferred stock with a par value $0.001, with the rights and preferences to be designated by the Board of Directors.

In addition, our board of directors have approved a change of name of our company to “Clenergen Corporation”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BONANZA RESOURCES CORP.

/s/ Wolf Seyfert
Wolf Seyfert
President

Date: March 10, 2009